Exhibit 10.1

AMENDMENT NO. 5 TO CREDIT AGREEMENT

This AMENDMENT NO. 5 TO CREDIT AGREEMENT (this “Amendment”), dated as of August 2, 2006, is entered into by and among WINN-DIXIE STORES, INC., Debtor and Debtor-in-Possession, a Florida corporation (“Winn-Dixie”), WINN-DIXIE MONTGOMERY, INC., Debtor and Debtor-in-Possession, a Florida corporation (“W-D Montgomery”), WINN-DIXIE PROCUREMENT, INC., Debtor and Debtor-in-Possession, a Florida corporation (“W-D Procurement”), WINN-DIXIE RALEIGH, INC., Debtor and Debtor-in-Possession, a Florida corporation (“W-D Raleigh”), WINN-DIXIE SUPERMARKETS, INC., Debtor and Debtor-in-Possession, a Florida corporation (“W-D Supermarkets”), DIXIE STORES, INC., Debtor and Debtor-in-Possession, a New York corporation (“Dixie Stores” and together with Winn-Dixie, W-D Montgomery, W-D Procurement, W-D Raleigh and W-D Supermarkets, each a “Borrower” and, collectively, “Borrowers”), the various financial institutions and other Persons from time to time parties to the Credit Agreement (“Lenders”), WACHOVIA BANK, NATIONAL ASSOCIATION, as administrative agent and collateral monitoring agent for the Lenders (in such capacities, “Agent”), GENERAL ELECTRIC CAPITAL CORPORATION and THE CIT GROUP/ BUSINESS CREDIT, INC., as syndication agents for the Lenders (in such capacities, “Syndication Agents”), and BANK OF AMERICA, NA , MERRILL LYNCH CAPITAL, A DIVISION OF MERRILL LYNCH BUSINESS FINANCIAL SERVICES, INC., GMAC COMMERCIAL FINANCE LLC and WELLS FARGO FOOTHILL, LLC, as documentation agents for the Lenders (in such capacities, “Documentation Agents”).

W I T N E S S E T H:

WHEREAS, Agent and Lenders have entered into financing arrangements with Borrowers and Guarantors pursuant to which Agent and Lenders may, upon certain terms and conditions, make loans and advances and provide other financial accommodations to Borrowers as set forth in Credit Agreement, dated February 23, 2005, as amended by Amendment No. 1 to Credit Agreement, dated March 31, 2005, Amendment No. 2 and Consent to Credit Agreement, dated as of July 29, 2005, Amendment No. 3 to Credit Agreement, dated as of January 31, 2006, and Amendment No. 4 to Credit Agreement, dated as of March 17, 2006, among Agent, Syndication Agents, Documentation Agents, Lenders, Wachovia Capital Markets, LLC, as sole lead arranger and sole bookrunner, and Borrowers (as the same now exists and may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the “Credit Agreement”) and the other agreements, documents and instruments referred to therein or any time executed and/or delivered in connection therewith or related thereto, including this Amendment (all of the foregoing, together with the Credit Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the “Loan Documents”);

WHEREAS, Borrowers have requested that the Agent and the Lenders make certain amendments to the Credit Agreement, and the Agent and the Lenders are willing to agree to such amendments, subject to the terms and conditions contained herein; and

WHEREAS, the parties hereto desire to enter into this Amendment to evidence and effectuate such amendments, subject to the terms and conditions and to the extent set forth herein;

NOW, THEREFORE, in consideration of the premises and covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Definitions.

(a) Additional Definitions. As used herein, in the Credit Agreement or in any of the other Loan Documents, the following terms shall have the meanings given to them below, and the Credit

Agreement shall be deemed and is hereby amended to include, in addition and not in limitation, the following definitions in their proper alphabetical order:

(i) “Bank Product Provider” means Wachovia Bank or any of its Affiliates, in its capacity as the provider of Bank Products to Borrowers and Guarantors.

(ii) “Bank Products” means any one or more of the following types or services or facilities provided to a Borrower or Guarantor by Bank Product Provider: (a) credit cards or stored value cards or (b) cash management or related services, including (i) the automated clearinghouse transfer of funds for the account of a Borrower or Guarantor pursuant to agreement or overdraft for any accounts of Borrowers or Guarantors maintained at Agent or Bank Product Provider that are subject to the control of Agent pursuant to any Blocked Account Agreement to which Agent or Bank Product Provider is a party, as applicable, and (ii) controlled disbursement services, and (c) Rate Protection Agreements if and to the extent permitted hereunder.

(iii) “Qualified Cash” means, as of any date of determination, the amount of unrestricted cash or Cash Equivalent Investments of Borrowers and Guarantors as calculated by Agent (absent manifest error) that is (a) maintained in a Bank Account at Wachovia Bank, subject to the valid, enforceable and first priority perfected security interest of Agent pursuant to a Blocked Account Agreement or a Securities Control Agreement, as applicable, in form and substance satisfactory to Agent in good faith, providing that, among other things, no amounts may be withdrawn or disbursed from such Bank Account to any Person without the prior written consent of Agent, and (b) not subject to any Lien, except in favor of Agent.

(b) Amendments to Definitions

(i) Excess Availability. The definition of “Excess Availability” set forth in the Credit Agreement is hereby amended by deleting such definition in its entirety and replacing it with the following:

“ ‘Excess Availability’ means, at any time, for all the Borrowers collectively, the amount, as determined by the Agent, equal to: (a) the Borrowing Base (which shall be based on the Borrowing Base Certificate most recently provided by the Borrowers pursuant to Section 7.3.1(a)(iv) and acceptable to the Agent) after giving effect to any Reserves other than any Reserves in respect of Letter of Credit Outstandings, plus (b) Qualified Cash in an amount not to exceed $75,000,000, minus (c) the sum of: (i) the amount of all then outstanding and unpaid Obligations (but not including for this purpose Obligations of any Borrower arising pursuant to any guarantees in favor of the Agent and Lenders of the Obligations of the other Borrowers or any Letter of Credit Outstandings), plus (ii) the amount of all Reserves then established in respect of Letter of Credit Outstandings.”

(ii) Hedging Obligations. The definition of “Hedging Obligations” set forth in the Credit Agreement is hereby amended by deleting such definition in its entirety and replacing it with the following:

“ ‘Hedging Obligations’ means, with respect to any Person, all liabilities of such Person under Rate Protection Agreements.”

(iii) Obligations. The definition of “Obligations” set forth in the Credit Agreement is hereby amended by inserting the following immediately prior to the period at the end of such definition:

“and for purposes only of Section 2.1 of the Security Agreement, and subject to the priority in right of payment set forth in Section 8.4 hereof, all obligations, liabilities and indebtedness of every kind, nature and description owing by any or all of Borrowers and Guarantors to Agent or Bank Product Provider arising under or pursuant to any Bank Products, whether now existing or hereafter arising”.

(iv) Rate Protection Agreement. The definition of “Rate Protection Agreement” set forth in the Credit Agreement is hereby amended by deleting such definition in its entirety and replacing it with the following:

“ ‘Rate Protection Agreement’ means an agreement between any Borrower or Guarantor and Agent or Bank Product Provider that is a rate swap agreement, basis swap, forward rate agreement, commodity swap, interest rate option, forward foreign exchange agreement, spot foreign exchange agreement, rate cap agreement rate, floor agreement, rate collar agreement, currency swap agreement, cross-currency rate swap agreement, currency option, any other similar agreement (including any option to enter into any of the foregoing or a master agreement for any the foregoing together with all supplements thereto) for the purpose of protecting against or managing exposure to fluctuations in interest or exchange rates, currency valuations or commodity prices; sometimes being collectively referred to herein as ‘Rate Protection Agreements’.”

(v) Reserves. The definition of “Reserves” set forth in the Credit Agreement is hereby amended by deleting clause (h) of such definition in its entirety and replacing it with the following:

“(h) to fully reflect write-ups or write-downs in value with respect to currency exchange rates and/or payments and to reflect obligations, liabilities or indebtedness (contingent or otherwise) of Borrowers or Guarantors to Agent or Bank Product Provider arising under or in connection with any Bank Products or as Bank Product Provider may otherwise require in connection therewith to the extent that such obligations, liabilities or indebtedness constitute Obligations or otherwise receive the benefit of the security interest of Agent in any Collateral;”.

(vi) Secured Parties. The definition of “Secured Parties” set forth in the Credit Agreement is hereby amended by deleting such definition in its entirety and replacing it with the following:

“ ‘Secured Parties’ means, collectively, the Lenders, the Issuer, the Agent, Bank Product Provider and their respective successors, transferees and assigns.

(vii) Termination Date. The definition of “Termination Date” set forth in the Credit Agreement is hereby amended by deleting such definition in its entirety and replacing it with the following:

“ ‘Termination Date’ means the date on which all Obligations have been paid in full in cash, all Letters of Credit have been terminated or expired (or have been Cash Collateralized), all Rate Protection Agreements and all other Bank Products arrangements have been terminated and all Commitments shall have terminated or expired.”

(c) Interpretation. Capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

2. Bank Products. Section 4 of the Credit Agreement is hereby amended by inserting the following new Section 4.12 to the end of such Section:

“4.12 Bank Products.

(a) Administrative Borrower may (but is not required to) request that Bank Product Provider provide or arrange for any Borrower or Guarantor to obtain Bank Products from Bank Product Provider, and Bank Product Provider may, in its sole discretion, provide or arrange for such Borrower or Guarantor to obtain the requested Bank Products. Borrowers and Guarantors shall indemnify and hold Agent, each Lender and their respective Affiliates harmless from any and all obligations now or hereafter owing to any other Person by Bank Product Provider in connection with any Bank Products other than for gross negligence or willful misconduct on the part of any such indemnified Person. This Section 4.12(a) shall survive the payment of the Obligations and the termination of this Agreement.

(b) Borrowers and Guarantors acknowledge and agree that (i) the obtaining of Bank Products from Bank Product Provider (A) is in the sole discretion of Bank Product Provider, and (B) is subject to all rules and regulations of Bank Product Provider and (ii) the obligations, liabilities and indebtedness owing by Borrowers and Guarantors to Agent or Bank Product Provider arising under or pursuant to any Bank Products shall be secured by the Mortgages (other than the Mortgages with respect to the Real Property and Leasehold Property of Borrowers and Guarantors located in the State of Alabama) and the liens created thereby.”

3. Insurance. Section 7.1.4(a) of the Credit Agreement is hereby amended by deleting the reference to “deductibles on wind and rain damage of $20 million per year” and replacing it with “deductibles on wind and rain damage of $10 million per occurrence”.

4. Indebtedness. Section 7.2.2(a)(iii) of the Credit Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

“(iii) any Hedging Obligations incurred in the ordinary course of business of Winn-Dixie and its Subsidiaries; provided, that, (A) such Hedging Obligations are to Bank Product Provider, (B) such Hedging Obligations are not incurred under agreements entered into for speculative purposes or as an arbitrage of rates, and (C) such Hedging Obligations are unsecured, except to the extent such Hedging Obligations arise under or pursuant to Rate Protection Agreements that are secured under the terms of the Loan Documents;”

5. Conditions Precedent. The provisions contained herein shall be effective as of the date hereof, but only upon the satisfaction of each of the following conditions precedent, in a manner satisfactory to Agent:

(a) The Agent shall have received an original of this Amendment, duly authorized, executed and delivered by the Borrowers and the Required Lenders;

(b) Agent shall have received, in form and substance satisfactory to Agent, all consents, waivers, acknowledgments and other agreements from third persons which Agent may deem necessary or desirable in order to effectuate the provisions or purposes of this Amendment; and

(c) as of the date of this Amendment and after giving effect hereto, no Default or Event of Default shall have occurred and be continuing.

6. Additional Representations, Warranties and Covenants. Each Borrower, jointly and severally, represents, warrants and covenants with and to Agent and Lenders as follows, which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof, and the truth and accuracy of, or compliance with each, together with the representations, warranties and covenants in the other Loan Documents, being a continuing condition of the making of Loans by Lenders to Borrowers:

(a) this Amendment and the other agreements, documents and instruments to be executed and/or delivered by any Borrower in connection herewith or related hereto have been duly authorized, executed and delivered by all necessary action on the part of each Borrower which is a party hereto and thereto and, if necessary, its stockholders and the agreements and obligations of Borrowers contained herein and therein constitute legal, valid and binding obligations of each Borrower enforceable against such Borrower in accordance with their respective terms;

(b) neither the execution and delivery of this Amendment, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof (i) does or shall conflict with or result in the breach of, or constitute a default in any respect under, any mortgage, deed of trust, security agreement, agreement or instrument to which any Borrower is a party or may be bound, or (ii) shall violate any provision of the Certificate of Incorporation or By-Laws of any Borrower; and

(c) as of the date of this Amendment, no Default or Event of Default exists or has occurred.

7. Effect of this Amendment; Entire Agreement. Except as modified pursuant hereto, no other changes or modifications to the Loan Documents are intended or implied, and in all other respects the Loan Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the date hereof. This Amendment represent the entire agreement and understanding concerning the subject matter hereof and thereof between the parties hereto, and supersede all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof, whether oral or written. To the extent of conflict between the terms of this Amendment and the other Loan Documents, the terms of this Amendment shall control. The Credit Agreement and this Amendment shall be read and construed as one agreement.

8. Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional action as may be reasonably necessary or desirable to effectuate the provisions and purposes of this Amendment.

9. Governing Law. This Amendment will be deemed to be a contract made under and governed by the laws of the State of New York (including for such purpose sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York) but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York and the Bankruptcy Code.

10. Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

11. Headings. The headings listed herein are for convenience only and do not constitute matters to be construed in interpreting this Amendment.

12. Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. This Amendment may be executed and delivered by telecopier with the same force and effect as if it were a manually executed and delivered counterpart.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

BORROWERS:	WINN-DIXIE STORES, INC., Debtor and Debtor-in-Possession, as the Administrative Borrower and a Borrower

By:
Title:

WINN-DIXIE SUPERMARKETS, INC., Debtor and Debtor-in-Possession, as a Borrower

By:
Title:

WINN-DIXIE MONTGOMERY, INC., Debtor and Debtor-in-Possession, as a Borrower

By:
Title:

WINN-DIXIE PROCUREMENT, INC., Debtor and Debtor-in-Possession, as a Borrower

By:
Title:

WINN-DIXIE RALEIGH, INC., Debtor and Debtor-in-Possession, as a Borrower

By:
Title:

DIXIE STORES, INC., Debtor and Debtor-in-Possession, as a Borrower

By:
Title:

AGENTS AND LENDERS:	WACHOVIA BANK, NATIONAL ASSOCIATION, as the Administrative Agent, the Collateral Monitoring Agent, the Issuer, a Lender and the Swing Line Lender

By:
Title:

GENERAL ELECTRIC CAPITAL CORPORATION, as a Syndication Agent and a Lender

By:
Title:

THE CIT GROUP/BUSINESS CREDIT, INC., as a Syndication Agent and a Lender

By:
Title:

BANK OF AMERICA, NA, as a Documentation Agent and a Lender

By:
Title:

MERRILL LYNCH CAPITAL, A DIVISION OF MERRILL LYNCH BUSINESS FINANCIAL SERVICES, INC., as a Documentation Agent and a Lender

By:
Title:

GMAC COMMERCIAL FINANCE LLC, as a Documentation Agent and a Lender

By:
Title:

WELLS FARGO FOOTHILL, LLC, as a Documentation Agent and a Lender

By:
Title:

LASALLE RETAIL FINANCE, A DIVISION OF LASALLE BUSINESS CREDIT, INC., AS AGENT FOR STANDARD FEDERAL BANK, as a Lender

By:
Title:

WESTERNBANK PUERTO RICO, as a Lender

By:
Title:

NATIONAL CITY BUSINESS CREDIT, INC., as a Lender

By:
Title:

UBS AG, STAMFORD BRANCH, as a Lender

By:
Title:

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:
Title:

STATE OF CALIFORNIA PUBLIC EMPLOYEES’ RETIREMENT SYSTEM, as a Lender

By:
Title:

AMSOUTH BANK, as a Lender

By:
Title:

WEBSTER BUSINESS CREDIT CORP., as a Lender

By:
Title:

ISRAEL DISCOUNT BANK OF NEW YORK, as a Lender

By:
Title:

By:
Title:

MARATHON STRUCTURED FINANCE FUND, L.P., as a Lender

By:	Marathon Asset Management, L.L.C.
Its:	Investment Manager and Authorized Signatory

By:
Title:

RZB FINANCE LLC, as a Lender

By:
Title:

By:
Title:

SOVEREIGN BANK, as a Lender

By:
Title:

ERSTE BANK, as a Lender

By:
Title:

By:
Title:

AZURE FUNDING, as a Lender

By:
Title:

SENIOR DEBT PORTFOLIO, as a Lender

By:	Boston Management and Research, as Investment Advisor

By:
Title:

GRAYSON & CO., as a Lender

By:	Boston Management and Research, as Investment Advisor

By:
Title:

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND, as a Lender

By:	Eaton Vance Management, as Investment Advisor

By:
Title: